Exhibit 10.23

FIRST LEASE AMENDMENT

THIS FIRST LEASE AMENDMENT is made as of October 1, 2003, by and between Riverside Crossing, L.C., a Virginia limited liability company (“Lease”), and Portfolio Recovery Associates, Inc., a Delaware corporation (“Lessee”).

RECITALS

A.	By Office Lease dated June 27, 2003 (the “Lease”), Lessor leased to Portfolio Recovery Associates, LLC Suite 100 consisting of 25,000 rentable square feet (the “Premises”) in a building commonly known as Riverside Commerce Center II, 140 Corporate Boulevard, Norfolk, VA 23502 (the “Building”), as more particularly described in said Lease.

B.	The Lessee’s name was inadvertently misstated in the Lease; the correct name is Portfolio Recovery Associates, Inc., a Delaware corporation.

C.	Lessor and Lessee desire to modify the terms and conditions of the Lease to correct the misstatement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.	Lessor and Lessee hereby amend the Lease to correctly identify the Lessee. All references in the Lease to Portfolio Recovery Associates, LLC, a Delaware limited liability company shall be to Portfolio Recovery Associates, Inc., a Delaware corporation.

2.	Portfolio Recovery Associates, LLC executes the First Lease Amendment to acknowledge its consent to the terms hereof and to waive any and all rights it may have under the Lease.

3.	All other terms and conditions of the Lease are hereby ratified and shall remain in full force and effect. In the event of a conflict between this First Lease Amendment and the Lease, this First Lease Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement as of the date first written above.

LESSOR:	RIVERSIDE CROSSING, L.C., a Virginia limited liability company

	By: Its:	Robinson Developmant Group Inc. Manager

	By: Its:	/s/ Anthony W. Smith Anthony W. Smith Senior Vice President

Date:

LESSEE:	PORTFOLIO RECOVERY ASSOCIATES, INC., a Delaware corporation

	By:	/s/ Steve D. Fredrickson

	Name:	Steve D. Fredrickson

	Its:	President

	Date:	10-2-2003

PORTFOLIO RECOVERY ASSOCIATES, LLC, a Delaware corporation limited liability company

	By:	/s/ Steve D. Fredrickson

	Name:	Steve D. Fredrickson

	Its:	President

	Date:	10-2-2003

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